                                                                    EXHIBIT 99.3

                                   AT&T CORP.

                         NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     This Notice of Guaranteed Delivery or one substantially similar hereto must be used to participate in the Exchange Offer (as defined herein) of AT&T Corp. ("AT&T"), as set forth in the Prospectus (the "Prospectus") and the accompanying Letter of Transmittal and the instructions thereto (collectively, the "Letter of Transmittal"), if (1) your stock certificates(s) representing shares of AT&T common stock are not immediately available, (2) you cannot complete the procedure for book-entry transfer on a timely basis or (3) you cannot deliver the certificate(s) and all other required documents to EquiServe (the "Exchange Agent") prior to the expiration of the Exchange Offer. You may deliver this Notice of Guaranteed Delivery by hand, telegram, facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. See "This Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus for further information.

                         TO: EQUISERVE, Exchange Agent

   If delivered by Mail, to:         If delivered by Hand, to:           If delivered by Overnight
           EquiServe              Securities Transfer & Reporting               Courier, to:
    Attn: Corporate Actions                Services, Inc.                        EquiServe
         P.O. Box 43021                    c/o EquiServe                  Attn: Corporate Actions
   Providence, RI 02940-3021       100 William Street -- Galleria           40 Campanelli Drive
                                         New York, NY 10038                 Braintree, MA 02184
                                       Attn: Delivery Window

                                     If delivered by facsimile
                                         transmission, to:
                                  (For eligible institutions only)
                                           (781) 575-4681
                                                 Or
                                           (781) 575-4682
                                   Facsimile confirmation number:
                                           (781) 575-4816

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear as instructed on the Letter of Transmittal.

Ladies and Gentlemen:

     I hereby tender to AT&T Corp. the shares of AT&T common stock listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, including the instructions thereto (which collectively constitute the "Exchange Offer"), receipt of which I hereby acknowledge, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

Certificate No.

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                        The Book-Entry Transfer Facility
                        Account Number (if the shares of
                           AT&T common stock will be
                        tendered by book-entry transfer)

---------------------------------------------------------
                                 ACCOUNT NUMBER

---------------------------------------------------------
                                NUMBER OF SHARES

Dated:
       --------------------------------------------------------
Number of Shares

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                                   Sign Here

---------------------------------------------------------

---------------------------------------------------------
                                  SIGNATURE(S)

---------------------------------------------------------
                         NUMBER AND STREET OR P.O. BOX

---------------------------------------------------------
                             CITY, STATE, ZIP CODE

                                    ODD-LOTS

This section is to be completed ONLY if shares of AT&T common stock are being tendered by or on behalf of a person owning beneficially and of record an aggregate of less than 100 shares of AT&T common stock.

(Check one):

[ ] I am the owner beneficially and of record of less than 100 shares of AT&T common stock in the aggregate, all of which are being tendered, or

[ ] I am a broker, dealer, commercial bank, trust company or other nominee who
    (1) is tendering, for the beneficial owners thereof, shares of AT&T common stock with respect to which I am the record owner, and (2) believes, based on representations made to me by each such beneficial owner, that such owner owned beneficially and of record less than 100 shares of AT&T common stock and is tendering all such shares.

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, (a) represents and guarantees that the above-named person(s) "own(s)" the shares of AT&T common stock tendered hereby within the meaning of Rule 14e-4 of the Securities and Exchange Act of 1934, as amended, (b) represents and guarantees that the tender of such shares of AT&T common stock complies with Rule 14e-4, and (c) guarantees delivery to the Exchange Agent of certificates representing the shares of AT&T common stock tendered hereby, in proper form for transfer or delivery of such shares of AT&T common stock pursuant to procedures for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, unless an Agent's Message is utilized, all within three NYSE trading days after the date hereof.

                                         ---------------------------------------
                                         FIRM NAME

                                         ---------------------------------------
                                         AUTHORIZED SIGNATURE

                                         ---------------------------------------
                                         ADDRESS

                                         ---------------------------------------
                                         CITY, STATE, ZIP CODE

                                         ---------------------------------------
                                         AREA CODE AND TELEPHONE NUMBER

Date  _________  ,  ____

           DO NOT SEND CERTIFICATE(S) OR ANY OTHER REQUIRED DOCUMENTS
             WITH THIS FORM. THEY SHOULD BE SENT WITH THE LETTER OF
                       TRANSMITTAL TO THE EXCHANGE AGENT
                (UNLESS A BOOK-ENTRY TRANSFER FACILITY IS USED).